UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 11, 2022
RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-37745	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant's telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	RNWK	The NASDAQ Stock Market
Preferred Share Purchase Rights	RNWK	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2022, RealNetworks, Inc. (the "Company") announced the appointment of Brian McClain as interim Chief Financial Officer, effective August 1, 2022. Mr. McClain will succeed Christine Chambers, the Company's current Senior Vice President, Chief Financial Officer and Treasurer, who notified the Company of her planned departure to pursue a new opportunity, effective July 31, 2022. Under the terms of his appointment, Mr. McClain will serve as interim Chief Financial Officer for an initial term ending November 5, 2022.

Mr. McClain commenced his engagement with the Company on July 6, 2022, as a strategic advisor. Prior to joining the Company, Mr. McClain served as President and CFO of Pelco, Inc., a leading computer security company, from 2019 to 2021. From 2018 to 2019, Mr. McClain served as CFO of LOUD Audio, a professional audio and music products company. From 2015 to 2018, Mr. McClain served as President and CFO of Centrix, Inc., an aerospace products design and manufacturing company. Prior to Centrix, Inc., Mr. McClain worked in a number of manufacturing-related industries, including paper and packaging. Mr. McClain, age 59, holds a B.A. in Business Administration with a Concentration in Accounting from Washington State University.

In connection with his appointment as interim Chief Financial Officer, on July 11, 2022, the Company’s Compensation Committee of its Board of Directors approved of Mr. McClain’s base salary to be $350,000 on an annualized basis, during such time Mr. McClain serves as interim Chief Financial Officer. At the conclusion of his initial term ending on November 5, 2022, Mr. McClain will be eligible for a discretionary cash bonus in an amount not to exceed $18,500. Also, the Company has agreed to pay the cost of Mr. McClain's health insurance coverage.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve risks and uncertainties. Differences may result from actions taken by the Company’s Board of Directors, as well as from risks and uncertainties beyond the Company’s control. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated July 14, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Corporate Secretary
Dated: July 14, 2022